Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit parties and their consolidated subsidiaries (the “Och-Ziff Operating Group”) as of and for the six months ended June 30, 2016. The Och-Ziff Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Och-Ziff Operating Group and its consolidated subsidiaries has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2016, which was filed with the U.S. Securities and Exchange Commission on August 2, 2016.

	June 30, 2016
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$361,469	$—	$6,692	$368,161
Income and fees receivable	24,419	—	—	24,419
Due from related parties	77,175	—	(55,425)	21,750
Deferred income tax assets	1,774	—	713,009	714,783
Other assets, net	194,600	(17,258)	30,930	208,272
Assets of consolidated Och-Ziff funds:
Investments, at fair value	—	28,727	—	28,727
Other assets of Och-Ziff funds	—	8,956	—	8,956
Total Assets	$659,437	$20,425	$695,206	$1,375,068

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,415	$—	$591,605	$593,020
Debt obligations	562,204	—	—	562,204
Compensation payable	17,203	—	—	17,203
Other liabilities	558,442	—	253	558,695
Liabilities of consolidated Och-Ziff funds:
Notes payable of consolidated CLOs, at fair value	—	—	—	—
Securities sold under agreements to repurchase	—	—	—	—
Other liabilities of Och-Ziff funds	—	133	—	133
Total Liabilities	1,139,264	133	591,858	1,731,255

Redeemable Noncontrolling Interests	—	20,292	—	20,292

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,643,480	—	(9,589,930)	3,053,550
Appropriated retained deficit	—	—	—	—
Accumulated deficit	(13,125,497)	—	9,541,157	(3,584,340)
Shareholders' deficit attributable to Class A Shareholders	(482,017)	—	(48,773)	(530,790)
Shareholders' equity attributable to noncontrolling interests	2,190	—	152,121	154,311
Total Shareholders' (Deficit) Equity	(479,827)	—	103,348	(376,479)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$659,437	$20,425	$695,206	$1,375,068

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.

	Six Months Ended June 30, 2016
	Och-Ziff Operating Group	Consolidated Och-Ziff Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$300,309	$—	$—	$300,309
Incentive income	38,723	—	—	38,723
Other revenues	1,105	—	59	1,164
Income of consolidated Och-Ziff funds	—	804	—	804
Total Revenues	340,137	804	59	341,000

Expenses
Compensation and benefits	112,004	—	—	112,004
Reorganization expenses	—	—	—	—
Interest expense	11,323	—	—	11,323
General, administrative and other	540,207	—	(182)	540,025
Expenses of consolidated Och-Ziff funds	—	299	—	299
Total Expenses	663,534	299	(182)	663,651

Other Income
Net gains on investments in Och-Ziff funds and joint ventures	980	(481)	—	499
Net gains of consolidated Och-Ziff funds	—	1,361	—	1,361
Total Other Income	980	880	—	1,860

(Loss) Income Before Income Taxes	(322,417)	1,385	241	(320,791)
Income taxes	5,537	—	23,913	29,450
Consolidated and Total Comprehensive Net (Loss) Income	$(327,954)	$1,385	$(23,672)	$(350,241)

Allocation of Consolidated and Total Comprehensive Net (Loss) Income
Class A Shareholders	$(327,906)	$—	$179,979	$(147,927)
Noncontrolling interests	(48)	262	(203,651)	(203,437)
Redeemable noncontrolling interests	—	1,123	—	1,123
	$(327,954)	$1,385	$(23,672)	$(350,241)

(1)	Includes amounts related to entities not included in the Och-Ziff Operating Group or the consolidated Och-Ziff funds, including related eliminations.